UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 14, 2020

ADVANCED BIOENERGY, LLC
(Exact name of Registrant as Specified in Charter)
Delaware
(State or Other Jurisdiction of Incorporation)
000-52421	20-2281511
(Commission File Number)	(I.R.S. Employer Identification No.)

8000 Norman Center Drive Suite 610 Bloomington, MN	55437
(Address of Principal Executive Offices)	(Zip Code)
763-226-2701
Registrant’s Telephone Number, Including Area Code

Securities registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item  8.01. Other Events

As previously disclosed in filings with the Securities and Exchange Commission (“SEC”), Advanced BioEnergy, LLC (the Company”), ABE South Dakota, LLC and Glacial Lakes Energy, LLC closed the previously described Asset Sale on December 19, 2019.

Upon the closing of the Asset Sale, the Company commenced its liquidation in accordance with the Plan of Liquidation adopted by the Company’s Members at a Special Meeting of Members held on September 19, 2019.

In connection with the Company’s liquidation, the Company’s Board of Directors determined that the Company’s transfer records would be closed from and after the close of business on December 19, 2019. Accordingly, as of December 19, 2019, the holders of units ceased to have any rights in respect of these units except the right to receive distributions, if any, pursuant to and in accordance with the Plan of Liquidation, the Company’s Operating Agreement and Delaware law. In addition, ABE is deemed dissolved under Delaware law and continues to exist for the sole purpose of converting its assets into cash, paying or making provision for the payment of its liabilities and after this is completed, distributing its remaining assets to its Members.

At a Board meeting held on January 14, 2020, the Board of Directors adopted a resolution providing that the following individuals will serve as Continuing Directors of the Board of Directors to oversee the winding up process:

J.D. Schlieman

Troy Otte

Theodore Christianson

On January 21, 2020, the Company filed Amendment No. 1 (“Amendment”) on Form 10-K/A to its Form 10-K for the year ended September 30, 2019 to disclose information about the Company’s fiscal 2019 (i) Executive Compensation; (ii) Directors, Executive Officer and Corporate Governance, (iii) Equity ownership; and (iv) other matters.  The Amendment also disclosed additional information about the actions taken by the Board of Directors on January 14, 2020, pursuant to the Plan of Liquidation.

Initial Distribution

On January 14, 2020, the Board of Directors authorized an initial distribution to Members of $7.88 million or $0.31 per unit, payable to Members of record as of January 24, 2020. The Company intends to mail each Member the initial distribution, with a brief summary of the Company’s windup process, prior to January 31, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED BIOENERGY, LLC

By:  /s/ Richard R. Peterson

       Richard R. Peterson
       President, Chief Executive Officer and

       Chief Financial Officer

Date:  January 21, 2020

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